EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February, 2009.

/s/ Keith E. Bailey
Keith E. Bailey
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ R. A. Bemis
Richard A. Bemis
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ William J. Brodsky
William J. Brodsky
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Pastora San Juan Cafferty
Pastora San Juan Cafferty
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Ellen Carnahan
Ellen Carnahan
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ John W. Higgins
John W. Higgins
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ James L. Kemerling
James L. Kemerling
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Michael E. Lavin
Michael E. Lavin
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Charles A. Schrock
Charles A. Schrock
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC., a Wisconsin corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of Integrys Energy Group, Inc.;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this   12th     day of   February  , 2009.

/s/ Larry L. Weyers
Larry L. Weyers
Director